Exhibit 10.2

EXCLUSIVE LICENSE AGREEMENT

This Agreement is made and entered into as of the 30th day of September, 2009 (“Effective Date”), by and between the University of Pittsburgh — Of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with an office at 200 Gardner Steel Conference Center, Thackeray and O’Hara Streets, Pittsburgh, Pennsylvania  15260 (“University”), and Stemline Therapeutics, Inc., with its principal business at ***, New York, New York 10128 (“Licensee”).

WHEREAS, University is the owner by assignment from the inventors of certain Patent Rights, entitled “***,” (University Case Number ***) developed by Dr. *** et al. of University faculty, and University has the right to grant licenses under such Patent Rights;

WHEREAS, University desires to have the Patent Rights utilized in the public interest;

WHEREAS, Licensee has represented to University, to induce University to enter into this Agreement, that Licensee is experienced in the development, production, manufacture, marketing and sale of products similar to or complimentary to the Licensed Products, as defined herein, and that Licensee shall commit itself to a thorough, vigorous and diligent program of exploiting the Patent Rights so that public utilization results therefrom; and

WHEREAS, Licensee desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 — DEFINITIONS

For purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1                               “Affiliate” shall mean, with respect to University, any clinical or research entity that is operated or managed as a facility under the UPMC Health System, whether or not owned by University.  With respect to Stemline, “Affiliate” shall mean any corporation or other entity

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

which controls, is controlled by or is under common control with Stemline.  A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.2                               “Field” shall mean ***.

1.3                               “Licensee” shall mean Stemline Therapeutics, Inc. and its Affiliates.

1.4                               “Licensed Product” shall mean any product or part thereof or service which is:

(a)                                 covered in whole or in part by an issued, unexpired or pending claim contained in the Patent Rights in the country in which any such product or part thereof is made, used or sold or in which any such service is used or sold; or

(b)                                 manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any such process that is included in Licensed Product is used or in which such product or part thereof or service is used or sold.

1.5                               “Net Sales” shall mean the gross invoiced price for Licensed Product products and/or services sold by Licensee and its sublicensees less the sum of the following:

(a)                                 actual cost of freight charges or freight absorption, to include shipping and insurance charges, which must be separately stated in such invoice;

(b)                                 actual trade, quantity or cash discounts allowed, if any;

(c)                                  taxes, tariff duties, value-added taxes, governmental charges directly incurred for export or import of Licensed Product, and/or use taxes separately stated on each invoice;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(d)                                 actual credits or refunds for recalled, defective, damaged or returned Licensed Product, including actual expenses related to disposal; but with respect to Combination Products (as defined below), such credit or refund shall be prorated in a manner similar to the formula set forth below; and

(e)                                  rebates paid or credited to governmental agencies with respect to Medicaid, Medicare or similar state or foreign governmental programs.

In the event a Licensed Product is sold in the form of a combination product containing one or more active components which are not Licensed Products, or sold in combination with one or more separate products which are not Licensed Products (“Combination Product(s)”), the Net Sales for such Combination Product shall be calculated by multiplying the actual Net Sales of such Combination Product by the fraction A/(A+B), where A is the average Net Sales received for the Licensed Product in a country, if sold separately in finished form in such country, and B is the average Net sales received for all other components or products in the Combination Product in such country, if sold separately in finished form in such country.  If, on a country-by-country basis, the Licensed Product and/or the other components or products are not sold separately in finished form in such country, Net Sales for the Combination Product shall be determined by the parties in good faith and such agreement shall be reduced in writing by both parties.

1.6                               “Non-Commercial Education and Research Purposes” shall mean use of Patent Rights (including distribution of biological materials covered by the Patent Rights) for academic research or other not-for-profit scholarly purposes which are undertaken at a nonprofit or governmental institution that does not use the Patent Rights in the production or manufacture of products for sale or the performance of services for a fee.

1.7                               “Non-Royalty Sublicense Income” shall mean execution fees, maintenance fees, milestone fees and all other non-royalty payments received by Licensee from its sublicensees pursuant to any sublicense granted pursuant to Article 2.3 hereunder but excluding: (a) payments made by a sublicensee to Licensee in consideration for the issuance of securities of Licensee, but only to extent such payments reflect the fair market value of the securities; and (b) payments made as reimbursement for research and development or specifically committed to the research

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

and/or development of the Patent Rights or Licensed Products.  For the avoidance of doubt, equity investments made by sublicensees in Licensee in excess of fair market value shall be deemed Non-Royalty Sublicense Income to the extent of such excess or discounted amount.

1.8                               “Patent Rights” shall mean University intellectual property described below and assigned to University:

(a)                                 The United States and foreign patents and/or patent applications listed in Exhibit A;

(b)                                 United States and foreign patents issued from the applications listed in Exhibit A and from divisionals, substitutions, continuations and continuation-in-parts of these applications;

(c)                                  United States and foreign patents issued from any of the foregoing, including all reissues, registrations, renewals, reexaminations and extensions thereof; and

(d)                                 Claims of U.S. and foreign continuation and divisional applications, and of the resulting patents, which are directed to subject matter specifically described in the U.S. and foreign applications listed in Exhibit A.

The parties shall update Exhibit A from time to time as additional filings are made during the Term of this Agreement.

1.9                               “Phase I Clinical Trial” shall mean a clinical trial as defined in 21 C.R.F 312.21(a), as may be amended from time to time, and any foreign equivalent thereto.

1.10                        “Phase II Clinical Trial” shall mean a clinical trial as defined in 21 C.R.F 312.21(b), as may be amended from time to time, or any foreign equivalent thereto.

1.11                        “Phase III Clinical Trial” shall mean a clinical trial as defined in 21 C.R.F 312.21(c), as may be amended from time to time, or any foreign equivalent thereto.

1.12                        “Regulatory Approval” shall mean the receipt of all approvals, licenses, registrations or authorizations of any federal, state or local regulatory authority, agency or other governmental entity, necessary for the sale of Licensed Product in a country or region.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1.13                        “Territory” shall mean Worldwide.

1.14                        “Term” shall have the meaning set forth in Article 10.1 hereof.

ARTICLE 2- GRANT

2.1                               Exclusive License.  Subject to the terms and conditions of this Agreement, University hereby grants to Licensee, subject to Article 2.2 below, the exclusive right and license, with the right to sublicense subject to Article 2.3 below, in the Territory to make, have made, use, sell, and import the Licensed Product in the Field and to practice under the Patent Rights in the Field until the expiration of the last to expire valid claim of the Patent Rights, unless this Agreement is terminated sooner as provided herein.  University reserves the royalty-free, nonexclusive right to practice under the Patent Rights and to use Licensed Product for Non-Commercial Education and Research Purposes.

2.2                               U.S. Government Rights.  The license granted hereby is subject to the rights of the United States government, if any, as set forth in 35 U.S.C. §200, et seq, including the United States government’s nonexclusive, nontransferable, paid up license to practice or have practiced for or on behalf of the United States the inventions described in the Patent Rights throughout the world and the requirement that Licensed Product produced for sale in the United States shall be substantially manufactured in the United States (unless a waiver under 35 U.S.C. §204 is granted by the appropriate United States government agencies).

2.3                               Licensee shall have the right to enter into sublicensing arrangements for the rights, privileges and licenses granted hereunder upon prior written approval of each sublicensee by University, which approval shall not be unreasonably withheld or delayed.  Any approved sublicensee shall not have rights to sublicense.  ***.  Upon the termination of this Agreement and upon the request of any sublicensee, any sublicenses granted prior to either party’s receipt of any termination notice under this Agreement shall survive such termination provided that such sublicensee:  (a) is not at such time in breach of this Agreement; and (b) agrees in writing prior to the effective date of termination to assume all of Licensee’s obligations under this Agreement.

Licensee agrees that any sublicense granted by it shall be consistent with the terms of this Agreement and shall require the sublicensee to agree to comply with terms no less stringent than

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

the terms of Articles *** and *** and Articles ***, *** and *** of this Agreement. Each sublicense granted by Licensee pursuant to this Agreement shall include ***.

Licensee agrees to forward to University a copy of any and all sublicense agreements promptly upon execution thereof, but in no event later than *** (***) days after each such sublicense agreement has been executed by both parties thereto.

2.4                               The license granted hereunder shall not be construed to confer any rights upon Licensee by implication, estoppel or otherwise as to any technology not specifically set forth in Exhibit A hereof.

ARTICLE 3 — DUE DILIGENCE

3.1                               Licensee, itself, or through its sublicensees, shall use its Commercially Reasonable Best Efforts to develop or commercialize a Licensed Product as soon as practicable, consistent with sound and reasonable business practice and judgment, and to continue active, diligent marketing efforts for the Licensed Product throughout the Term of this Agreement.  “Commercially Reasonable Best Efforts” shall mean best efforts consistent with the commercially reasonable and usual practice followed by Licensee in pursuing the commercialization and marketing of similar products to Licensed Products, taking into account safety and efficacy, regulatory requirements and structure, and other relevant market factors.

3.2                               In addition, Licensee shall adhere to each of the following milestones:

(a)                                 ***.  For the avoidance of doubt, *** shall not constitute achievement of this milestone.

(b)                                 ***;

(c)                                  ***; and

(d)                                 ***.

3.3                               For a single time for each milestone in Article 3.2, if any such milestone has not been completed within the timeframe allotted, through no fault of Licensee, and following

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Commercially Reasonable Best Efforts of Licensee to meet such milestone, Licensee shall not be deemed to be in breach of the terms of this Agreement by failure to achieve the milestone date if Licensee makes a penalty payment of ***Dollars ($***).  In such case, in addition to the penalty payment required, Licensee and University shall negotiate in good faith a new time for attainment of such missed milestone and subsequent timeframes relying upon the meeting of a previous milestone may also be adjusted.  If Licensee fails to meet the revised milestone date, University may terminate this Agreement under Section 10.2(a) and upon termination all rights and interest to the Patent Rights and any other rights granted herein shall revert to University.  For the avoidance of doubt, this section shall not relieve the Licensee of any milestone payment required under Section 4.1(f).

3.4                               Except as specifically set forth in Article 3.3 above, Licensee’s failure to perform in accordance with Article 3.1 or to fulfill on a timely basis any one of the milestones set forth in Article 3.2 hereof shall be grounds for University to terminate this Agreement under Article 10.2(a) and upon termination all rights and interest to the Patent Rights and any other rights granted herein shall revert to University.

ARTICLE 4— LICENSE CONSIDERATION

4.1                               In consideration of the rights, privileges and license granted by University hereunder, Licensee shall pay royalties and other monetary consideration as follows:

(a)                                 Initial license fee, nonrefundable and noncreditable against royalties, of *** Dollars ($***), to be paid in two installments as follows:

(i)                                     *** Dollars ($***) due within *** (***) days after the Effective Date; and

(ii)                                  *** Dollars ($***) due within *** (***) days after the Effective Date.

(b)                                 Annual maintenance fees, non-refundable and non-creditable against royalties, as follows:

(i)                                     *** Dollars ($***) due on the *** (***) anniversary of the Effective Date;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(ii)                                  *** Dollars ($***) due on the *** (***) anniversary of the Effective Date; and

(iii)                               *** Dollars ($***) due on the *** (***)  anniversary of the Effective Date and each anniversary of the Effective Date thereafter until the first commercial sale of Licensed Product .

(c)                                  Royalties in an amount equal to ***percent (***%) of Net Sales of the Licensed Product per *** during the Term and during the period Licensee is authorized to sell Licensed Product under Section 10.4 below.

In the event Licensee is required to obtain a license from a non-Affiliate third party under any patent or other intellectual property rights and is obligated to pay a royalty to such non-Affiliate third party or parties with respect to any Licensed Product, then Licensee shall have the right to reduce the applicable royalty rate payable to the University by subtracting (a) the royalty rate which Licensee pays to such unaffiliated third party or parties for such patent or other intellectual property rights from (b) the royalty rate which would otherwise have been applicable had no such license(s) from such unaffiliated third party or parties been required; provided, however, that in no event shall the effective royalty rate payable to University hereunder be less than *** Percent (***%) of the Net Sales of Licensed Product.

(d)                                 Minimum annual royalty in the amount of *** Dollars ($***) per calendar year (which amount shall be prorated only for the first calendar year) commencing with the the first commercial sale of Licensed Product, but only to the extent such minimum annual royalty is greater than the aggregate annual royalty computed in accordance with Article 4.1(c) above; and

(e)                                  A share of Non-Royalty Sublicense Income:

(i)                                     *** percent (***%) for any sublicense agreement executed prior to ***; and

(ii)                                  *** percent (***%) for any sublicense agreement executed after ***.

(f)                                   One time Milestone Payments as follows:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(i)                                     *** Dollars ($***) upon ***;

(ii)                                  *** Dollars ($***) upon ***;

(iii)                               *** Dollars ($***) upon ***; and

(iv)                              *** Dollars ($***) upon ***.

4.2                               All payments pursuant to this Agreement may be made by check or by wire transfer (along with applicable wire transfer fees) in United States dollars without deduction or exchange, collection or other charges and directed to the address or , in the case of wire transfer, to the bank, set forth in Article 11.  Annual maintenance payments pursuant to Article 4.1(b) hereof shall be paid on *** in which they are due.  Royalty payments pursuant to Article 4.1(c) hereof shall be due within *** (***) days after each ***.  Minimum annual royalties pursuant to Article 4.1(d) shall be paid by *** of the calendar year in which they are due.  Non-Royalty Sublicense Income payments pursuant to Article 4.1(e) hereof shall by paid within *** (***) days after ***.  Finally, milestone payments pursuant to Article 4.1(f) shall be paid within *** (***) days of milestone event date.

4.3                               Taxes imposed by any governmental agency on any payments to be made to University by Licensee hereunder shall be paid by Licensee without deduction from any payment due to University hereunder.

4.4                               Payments pursuant to this Agreement, including those specified in Article 6.2, which are overdue shall bear interest calculated from the due date until payment is received at the rate of *** percent (***%) per annum, or the prime rate (as quoted by The Wall Street Journal) plus *** percent (***%), whichever is higher.  Payment of such interest by Licensee shall not negate or waive the right of University to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment, including, but not limited to, termination of this Agreement as set forth in Article 10.

4.5                               Licensee shall sell products and/or services resulting from Licensed Product to University and its Affiliates upon request at such price(s) and on such terms and conditions as

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

such products and/or processes are made available to Licensee’s similarly situated most favored customer purchasing similar quantities and on similar terms and conditions.

ARTICLE 5 — REPORTS

5.1                               Within *** (***) days after each March 31, June 30, September 30 and December 31 of each year during the term of this Agreement beginning in the year of the first commercial sale of Licensed Product, Licensee shall deliver to University true, accurate and detailed reports of the following information in a form acceptable to University:

(a)                                 Number of Licensed Product manufactured and sold by Licensee and all sublicensees;

(b)                                 Total billings for all such Licensed Products and Combination Products, and deductions taken to arrive at Net Sales;

(c)                                  Accounting for all Licensed Product and Combination Products services used or sold by Licensee and all sublicensees;

(d)                                 Deductions set forth in Article 1.5;

(e)                                  Total royalties due;

(f)                                   Name and addresses of sublicensees; and

(g)                                  Total Non-Royalty Sublicense Income received during such calendar quarter and total amount of payment due pursuant to Article 4.1(e).

All information and reports submitted by Licensee pursuant to this Article 5.1 shall constitute Confidential Information under Article 13.

5.2                               Licensee shall keep, and cause its sublicensees to keep, full, true and accurate books of account, in accordance with generally accepted accounting principles, containing all information that may be necessary for the purpose of showing the amounts payable to University hereunder.  Such books of account shall be kept at Licensee’s principal place of business.  Such books and the supporting data related thereto shall be open at all reasonable times during the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

term of this agreement and for *** (***) years following the term of this agreement, to the University and its agents for the purpose of verifying Licensee’s royalty statement or compliance in other respects with this Agreement, but in no case shall such inspection of records occur more than one time per calendar year.  The fees and expenses of University’s representatives shall be borne by University; however, if an error of more than *** percent (***%) of the total payments due or owing for any year is discovered, then Licensee shall bear the fees and expenses of University’s representatives.

5.3                               No later than *** (***) days after December 31 of each calendar year during the term of this Agreement, Licensee shall provide to University a written annual progress report, describing Licensee’s progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the preceding twelve-month period ending December 31.

ARTICLE 6 - PATENT PROSECUTION

6.1                               University has or shall apply for, seek prompt issuance of and maintain during the Term of this Agreement the Patent Rights in the United States and in such foreign countries as may be designated by Licensee in a written notice to University within a reasonable time in advance of the required foreign filing dates and University shall not abandon the Patent Rights during the Term of this Agreement without Licensee’s prior written notice to abandon.  Licensee shall have the opportunity to provide input and advise the University in the prosecution, filing and maintenance of such Patent Rights.  University shall provide Licensee with copies of all patent filings and other related material submissions and material correspondence in advance to allow for review and comment by Licensee.  University shall reasonably consider all comments provided by Licensee in sufficient time.  Licensee shall notify University immediately if, at any time during the Term of this Agreement, Licensee or any of its sublicensees does not qualify as a “small entity” as provided by the United States Patent and Trademark Office.

6.2                               All fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the Patent Rights (“Patent Costs”) shall be the responsibility of Licensee, whether incurred prior to or after the Effective Date.  Such Patent Costs incurred by and billed to University prior to the Effective Date in the amount of *** Dollars ($***) shall be paid by

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Licensee to University as follows: *** Dollars ($***) within *** days of the Effective Date; ***Dollars ($***) on the *** of the Effective Date, *** Dollars ($***) on the *** of the Effective Date; *** Dollars ($***) on the *** of the Effective Date; and *** ($***) on the *** of the Effective Date.  Additionally, Licensee shall be liable to University for *** of University’s Patent Costs, for *** patent prosecution and maintenance actions that will be taken by patent counsel after the term of this Agreement but in response to any instructions that were sent during the term of this Agreement from University to patent counsel relating to the Patent Rights.  Patent Costs incurred after the Effective Date, or Patent Costs incurred before, but billed to University after the Effective Date, shall be paid by Licensee within *** (***) days after receipt of University’s invoice therefor.  Payments pursuant to this Article 6.2 are not creditable against royalties.

ARTICLE 7 — INFRINGEMENT ACTIONS

7.1                               Each party shall inform the other party promptly in writing of any alleged infringement of the Patent Rights by a third party and of any available evidence thereof.

7.2                               During the Term of this Agreement, Licensee shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the Patent Rights in the Field if Licensee provides University advance written notice of its intent to prosecute; provided, however, that such right to bring such an infringement action shall remain in effect only for so long as the license granted herein remains exclusive.  ***, University hereby agrees that Licensee may include University as a party plaintiff in any such suit, without expense to University.  ***.  Licensee shall indemnify University against any order for costs that may be made against University in such proceedings.

7.3                               If within *** (***) months after having been notified of any alleged infringement, Licensee shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if Licensee shall notify University at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, University shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and University

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

may, for such purposes, use the name of Licensee as party plaintiff.  University shall bear all costs and expenses of any such suit.  ***.

7.4                               In the event that a declaratory judgment action alleging invalidity or infringement of any of the Patent Rights shall be brought against University, Licensee, at its option, shall have the right, within *** (***) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

7.5                               In any infringement suit either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

ARTICLE 8 — INDEMNIFICATION/INSURANCE/LIMITATION OF LIABILITY

8.1                               Licensee shall at all times during the term of this Agreement and thereafter indemnify, defend and hold University, its trustees, officers, employees and Affiliates (“Indemnified Parties”) harmless against all third party claims, proceedings, demands, and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property or the environment, and against any other third party claim, proceeding, demand, expense and liability of any kind whatsoever resulting from:  (a) the production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Product, (bi) the practice by Licensee or any Affiliate or sublicensee of the Patent Rights; or (c) arising from any obligation of Licensee hereunder (“Claim(s)”).  Licensee shall provide this defense and indemnity whether or not any Indemnified Party, either jointly or severally, is named as a party defendant in a Claim and whether or not any Indemnified Party is alleged to be negligent or otherwise responsible for any injuries to person or property.  The obligation of Licensee to defend and indemnify as set forth herein shall not apply to the extent that such Claim is directly attributable to the gross negligence or intentional misconduct of the Indemnified Parties.  This obligation of the Licensee hereunder shall survive termination of this Agreement and shall not be limited by any other limitation of liability elsewhere in this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

University shall immediately notify in writing, and provide a copy to, Licensee of any complaint, summons or other written notice that University receives of any Claim that may be subject to such obligations.  University shall allow Licensee the control of the defense and settlement thereof, and shall reasonably cooperate in such defense and settlement upon Licensee’s reasonable request but at Licensee’s sole cost and expense; provided, that University shall have the right to participate in any such proceeding with counsel of its choosing at its own expense.  University may not settle a Claim or action covered by this Article without the prior written consent of Licensee (and any payment made by University in violation of this sentence shall be at its own cost and expense).

8.2                               Licensee shall obtain and carry in full force and effect liability insurance which shall protect Licensee and University in regard to events covered by Article 8.1 above, as provided below:

COVERAGE		LIMITS
(a)	Commercial General Liability, including, but not limited to, Products, Contractual, Fire, Legal and Personal Injury	$***Combined Single Limits for Bodily Injury and Property Damage

(b)	Products Liability	$*** *

*Evidence of Products Liability coverage of $***is not required until *** and evidence thereof shall be submitted within *** (***) days of such ***.

The University of Pittsburgh is to be named as an additional insured with respect to insurance policies identified in Articles 8.2(a) and 8.2(b) above.  Certificates of insurance evidencing the coverage required above shall be filed with University’s Office of Risk Management, 1817 Cathedral of Learning, Pittsburgh, PA  15260, no later than *** (***) days after execution of this Agreement and annually thereafter.  Such certificates shall provide that the insurer will give University not less than *** (***) days advance written notice of any material changes in or cancellation of coverage.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

8.3                               University represents and warrants to Licensee that it owns all right, title and interest in the Patent Rights and has the full right and legal capacity to grant the license to Licensee hereunder and to execute this Agreement.  The University represents that it has not granted and covenants that it shall not grant any license to the Patent Rights inconsistent with the terms of this Agreement during the Term.

8.4                               EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE 8.3 ABOVE, UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.  NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY GIVEN BY UNIVERSITY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY.  UNIVERSITY ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF UNIVERSITY FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE OR SALE BY LICENSEE OR SUBLICENSEES OF THE LICENSED PRODUCT(S) LICENSED UNDER THIS AGREEMENT.  LICENSEE ASSUMES ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT THAT IS MANUFACTURED, USED OR SOLD BY LICENSEE (INCLUDING SUBLICENSEE SALES) WHICH IS LICENSED PRODUCT HEREUNDER.

ARTICLE 9  — ASSIGNMENT

9.1                               This Agreement is not assignable without the prior written consent of University (which consent shall not be unreasonably withheld or delayed) and any attempt to do so shall be null and void; provided that (a) Licensee may assign this Agreement to any Affiliate of Licensee or to any third party who purchases or otherwise succeeds by operation of law (whether by purchase of stock or assets, merger or otherwise) to all or substantially all of the line of business

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

of Licensee of which this Agreement is a part; and (b) the assignee agrees in writing to be bound by the terms of this Agreement to the same extent as Licensee.

ARTICLE 10 — TERM AND TERMINATION

10.1                        Term.  This Agreement shall commence on the Effective Date and, unless sooner terminated under this Article 10, shall continue until the last to expire valid claim of the Patent Rights (“Term”).

10.2                        University shall have the right to terminate this Agreement, upon written notice, if:

(a)                                 Licensee defaults in the performance of any of the obligations herein contained and such default has not been cured within *** (***) days after receiving a written notice thereof from University specifying University’s intent to terminate for breach;

(b)                                 Licensee ceases to carry out its business, becomes bankrupt or insolvent, applies for or consents to the appointment of a trustee, receiver or liquidator of its assets or seeks relief under any law for the aid of debtors that is not dismissed within *** (***) days of commencement; or

(c)                                  ***.

10.3                        Licensee may terminate this Agreement upon *** (***) days prior written notice to University and upon payment of all amounts due University through the effective date of termination, including Patent Cost reimbursement pursuant to Article 6.2 hereof.

10.4                        Upon termination of this Agreement, neither party shall be released from any obligation that matured prior to the effective date of such termination.  Licensee and any sublicensee may, however, after the effective date of such termination, sell all products under the Licensed Product which Licensee produced prior to the effective date of such termination, provided that Licensee shall pay to University the royalties thereon as required by Article 4 hereof and submit the reports required by Article 5 hereof.  The following provisions shall survive the expiration or termination of this Agreement:  Articles 2.3 (with respect to the survival of sublicense agreements), 8, 10.4, and 13.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 11  — NOTICES

11.1                        Any notice or communication pursuant to this Agreement shall be sufficiently made or given if sent by certified or registered mail, postage prepaid, or by overnight courier, with proof of delivery by receipt, addressed to the address below or as either party shall designate by written notice to the other party.

In the case of University:

Associate Vice Chancellor for Technology Management and Commercialization

Office of Technology Management

University of Pittsburgh

200 Gardner Steel Conference Center

Thackeray & O’Hara Streets

Pittsburgh, PA  15260

In the case of Licensee:

Ivan Bergstein, M.D., CEO

Stemline Therapeutics, Inc.

***

New York, New York  10128

Any payments to University hereunder by wire transfer shall be directed as follows:

Bank: Mellon Bank, NA, Pittsburgh, PA

ABA Routing No.: ***

Account No.: ***

Mellon SWIFT Code: *** (international transfers)

Reference Code: Office of Technology Management

ARTICLE 12 — AMENDMENT, MODIFICATION

12.1                        This Agreement may not be amended or modified except by the execution of a written instrument signed by the parties hereto.

ARTICLE 13 — CONFIDENTIALITY

13.1                        University shall maintain in confidence all Confidential Information (as defined below) of Licensee and shall not use or disclose such Confidential Information, except as expressly authorized by this Agreement.  “Confidential Information” shall mean the terms of this Agreement and all information and reports due to University under Article 5 and any terms of

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

sublicense agreements disclosed pursuant to Article 2.5, in each case which are disclosed in writing and marked “Confidential”, or disclosed orally and identified as confidential in a written summary provided to the University within *** (***) days after oral disclosure.  For the avoidance of doubt, Licensee may disclose the terms of this Agreement to the extent necessary to accountants, banks, investors and financing sources and their respective advisors and to any third party (and its affiliates, accountants, bankers, investors and advisors) in connection with a proposed merger, acquisition, licensing, collaboration or similar transaction.

13.2                        The non-disclosure and non-use obligations set forth above shall not apply to any information to the extent that (a) the University can show by written record that it possessed the information prior to its receipt from the other party; (b) the information was, at the time of disclosure, available to the public or became so through no fault of the University; or (c) the information is subsequently disclosed to the University free of any obligations of confidentiality by a third party that has the right to disclose it.  Notwithstanding any other provisions of this Article 13, the University may disclose Confidential Information of Licensee (i) on a need-to-know basis and in connection with University’s performance or its obligations and/or exercise of its rights under this Agreement to its Affiliates, employees, consultants, or agents provided that such individuals or entities are bound by non-disclosure and non-use obligations at least equivalent in scope to those set forth in this Article 13.2; (ii) in confidence to its trustees, directors and professional advisors; and (iii) to the extent that such disclosure is required by a court order, or in order to comply with applicable laws or regulations, but provided that University will, except where impracticable, give reasonable advance notice to Licensee of such required disclosure and use efforts to secure, or to assist the other party in securing, a protective order relating to, or confidential treatment of, such information.

13.3                        Nothing contained in this Article 13 is intended to replace, amend, or otherwise supercede the confidentiality obligations of the parties found in the Confidentiality Agreement dated May 9, 2008 in connection with Licensee’s proposed sponsored research with the University.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 14 - MISCELLANEOUS

14.1                        This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.  The forum for any action relating to this Agreement, including those brought against foreseeable third parties such as University employees, shall be ***.

(a)                                 Notwithstanding the above, the parties agree to first attempt to amicably resolve any dispute arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder within *** (***) days of written notice of the dispute, except that each party may apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction or other equitable relief to preserve the status quo or prevent irreparable harm.

(b)                                 If the dispute cannot be resolved by the parties within *** (***) days, the Executive Vice Chancellor of University, or his designee, and the CEO of Licensee shall meet in person at a mutually acceptable time and location or by means of telephone or videoconference within *** (***) days to attempt to resolve the dispute.

14.2                        The parties acknowledge that this Agreement sets forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

14.3                        Nothing contained in this Agreement shall be construed as conferring upon either party any right to use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation of the other party, including any contraction, abbreviation, or simulation of any of the foregoing.  Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this Agreement or the Licensed Product.  Neither party shall issue any press release or make any public statement in regard to this Agreement without the prior written approval of the other party.

14.4                        If one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby.  In the event any provision is held illegal or unenforceable, the parties shall use reasonable efforts to

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the provision held invalid, illegal or unenforceable.

14.5                        Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party’s right thereafter to demand compliance therewith or with any other provision.  Waiver of any default shall not waive any other default.  A party shall not be deemed to have waived any rights hereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.

14.6                        Licensee acknowledges that University is free to publish the results of the research activities of its faculty, staff and students, even though such publication may involve the Patent Rights or Licensed Product.  University agrees to submit to Licensee any proposed publication or presentation regarding the subject matter specifically described in the Patent Rights for prior review by Licensee at least *** (***) days before its submittal for publication or its presentation.  Licensee may, within *** (***) days after receipt of such proposed publication, request that such proposed publication be delayed not more than *** (***)days in order to allow for protection of intellectual property rights.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date set forth on the first page hereof.

UNIVERSITY OF PITTSBURGH — OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran
Jerome Cochran
Executive Vice Chancellor

STEMLINE THERAPEUTICS, INC.

By	/s/ Ivan Bergstein
Name:	Ivan Bergstein, M.D.
Title:	Chief Executive Officer

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

PATENT RIGHTS

Univ. Case No.	Application No.	Application Filing Date	Patent No.	Patent Issuance Date	Title	Country
***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.